Exhibit 99.1

[STARBASE LOGO] STARBASE


                                                                    NEWS RELEASE

COMPANY CONTACTS:
Doug Norman                              Ann Jones
Chief Financial Officer                  Director, Investor Relations
714.445.4445                             714.445.4440
dnorman@starbase.com                     ajones@starbase.com
--------------------                     -------------------

                 STARBASE CORPORATION ANNOUNCES RECORD REVENUES
                         FOR FOURTH QUARTER AND FY2001


                168% YEAR OVER YEAR QUARTERLY REVENUE GROWTH AND
                    FIRST-EVER PRO FORMA QUARTERLY NET INCOME

SANTA ANA, CA - MAY 7, 2001 - Starbase Corporation (Nasdaq: SBAS), THE LEADING PROVIDER OF END-TO-END COLLABORATIVE PRODUCTS FOR BOTH THE DEVELOPMENT AND MANAGEMENT OF CONTENT AND CODE FOR EBUSINESS APPLICATIONS, today reported record revenues for the fourth quarter and fiscal year ended March 31, 2001.

Revenues for the quarter ended March 31, 2001 were $16,614,000 a 168% increase over revenues of $6,193,000 for the comparable period ended March 31, 2000, and a 74% increase over revenues of $9,540,000 for the previous quarter ended December 31, 2000. This performance represents the 16th consecutive quarter of revenue growth. Pro forma net income for the fourth quarter FY2001 was $507,000, or $0.01 per share, compared to a pro forma net loss of $300,000 or $(0.01) per share, for the same period in FY2000.

Revenues for the year ended March 31, 2001 were $41,640,000, a 138% increase over revenues of $17,532,000 for the year ended March 31, 2000. Pro forma net loss for the year ended March 31, 2001 was $3,002,000 or $(0.06) per share, compared to pro forma net loss of $3,131,000 or $(0.09) per share for the same period in FY2000.

Pro forma net income/loss and pro forma per share data for the periods reported exclude amortization of intangibles and write-offs related to acquisitions, non-cash stock based compensation, and a one time charge for technology purchased in Q4 FY2001.

As reported, including amortization of intangibles and write-offs related to acquisitions, non-cash stock based compensation, and a one time charge for purchased technology, net loss for the fourth quarter of FY2001 was $6,373,000, or $(0.11) per share, compared to as reported net loss of $2,872,000 or $(0.07) per share, for the same period in FY2000.

As reported, including amortization of intangibles and write-offs related to acquisitions, non-cash stock based compensation, and a one time charge for purchased technology, net loss for the year ended March 31, 2001 was $16,552,000 or $(0.34) per share, compared to as reported net loss of $6,267,000, or $(0.19) per share, for the same period in FY2000.

"During fiscal year 2001, Starbase enjoyed significant product, market and sales expansion," stated William R. Stow III, chairman and chief executive officer. "With the acquisitions of worldweb.net and TBI, we have positioned Starbase to capture market share in the growing content management and requirements tools markets. Notwithstanding the tightening of IT budgets, we believe that Starbase's strength in the delivery of productivity enhancing solutions will enable us to achieve our growth and profitability objectives."
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FY 2001 Year End Earnings
Page 2


"We recently completed our first User Conference - The AllStar 2001 Symposium," added Stow. "This event brought together more than 200 Starbase multiple product users and reinforced our commitment to delivering the Starbase Collaborative Suite, a framework based on the best-fit needs of our customers. Our customers confirmed the overwhelming need for Starbase's responsive consulting and development teams, reliable customer service and strong partnership and alliance programs."

4TH QUARTER HIGHLIGHTS

    o   Acquisition of worldweb.net, February 20, 2001.
    o   Acquisition of Technology Builders Inc. (TBI), February 23, 2001.
    o Expanded corporate headquarters including an advanced demonstration theater.
    o Early release of GalaxyTM, a peer-to-peer communications framework for advanced collaboration applications.
    o Established Starbase Federal Group, based in the company's Washington D.C. area office.
    o eXpressroom(R)and CaliberRM products added to the General Service Administration's (GSA) Federal Supply Schedule.
    o   Starbase's eXpressroom integrated with BEA WebLogic Personalization
        Server.
    o Initial cross selling of StarTeam, CaliberRM and Mercury Interactive to such companies as NCR and HCA/The Healthcare Company.
    o 305 new customers including ADTRAN, Inc., Barnes and Noble.com, Berkley Information Services, Briggs and Stratton, eGain Communications Corporation, Pfizer, Inc., Tommy Hilfiger, The Cobalt Group, and WAM!NET.
    o 40% of revenues were derived from existing StarTeam customers. Repeat customers include 24/7 Media, Inc., Booz-Allen Hamilton, Bridgestone/Firestone, Dillard's Store Services, Emageon Solutions, IBM, Onyx Software, Raytheon Systems, RMIC, Sprint PCS, and U.S. Department of Labor.
    o   Enterprise level orders represented 56% of bookings.

A conference call will be held by management to discuss the financial results and to provide financial guidance for the next quarter and FY2002. Details for the conference call are listed below.

CONFERENCE CALL INFORMATION:

Date:                      MAY 7, 2001
Time:                      2:00 PM PACIFIC - 5:00 PM EASTERN.
Telephone Number:          913-981-4910  - this is a TOLL call.
Confirmation Number:       691757
Live Web Cast:             www.starbase.com
                           www.streetevents.com
                           www.streetfusion.com

Telephone Replay will be available approximately 2 hour after the call ends and will remain available for 7 days. The Replay number is TOLL-FREE.

Telephone Replay Number    888-203-1112
Confirmation Number:       691757

ABOUT STARBASE
Starbase is the leading provider of end-to-end collaborative products for both the development and management of integrated content and code for eBusiness applications. Collaboration is the simultaneous coordination, management and communication of geographically dispersed contributors of both code and content for eBusiness applications. With over 2,800 Starbase customers worldwide, our technology supports the continuous cycle of creating, linking and managing digital assets, which comprise complex eBusiness applications. Starbase products enable users with differing technical and functional backgrounds to collaborate
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FY 2001 Year End Earnings
Page 3

on the production and management of Web sites and eBusiness initiatives from multiple locations. Companies and organizations, including leading corporations such as Chase Bank, Dell Computer, Lucent Technologies, Motorola, PepsiCo and Seagate Technology have selected Starbase products to manage their eBusiness development projects. Starbase is headquartered at 4 Hutton Centre Drive, Suite 900, Santa Ana, CA 92707. Tel: 714.445.4400. Fax: 714.445.4404. Visit Starbase's
Web site at www.starbase.com.
            -----------------

Starbase and its product names are trademarks of Starbase Corporation. All other product and company names herein are trademarks of their respective owners.

FORWARD LOOKING STATEMENTS

When used in the preceding discussion, the words "believes, expects, or intend to" and similar conditional expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, (i) conditions in the general economy or the software industry, (ii) the timely development and market acceptance of products and technologies, (iii) competitive factors, (iv) demand for team productivity software products, (v) sell-through of products in the sales channel, and (vi) other risks described in Starbase Corporation's SEC reports and filings.

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FY 2001 Year End Earnings
Page 4
                                                 STARBASE CORPORATION

                                                    BALANCE SHEETS
                                           (in thousands, except share data)

                                                                                        March 31,           March 31,
                                                                                           2001               2000
                                                                                      ---------------    ----------------
ASSETS
Current assets:
  Cash and cash equivalents                                                        $      14,075      $     11,448
  Restricted cash                                                                            257                39
  Marketable securities                                                                        3                11
  Accounts receivable, net of allowances of $2,166 (2001) and $202 (2000)                 16,148             6,696
  Notes and other receivables, net of allowance of $760 (2001) and $707 (2000)               200                26
  Prepaid expenses and other assets                                                        1,183               568
                                                                                      ---------------    ----------------

    Total current assets                                                                  31,866            18,788

Property and equipment, net                                                                7,953             1,526
Intangible assets, net                                                                   107,628            21,074
Note receivable from officer                                                                 104                99
Long-term notes receivable                                                                    16                 -
Long-term restricted cash                                                                  1,216                39
Other non-current assets                                                                     255               687
                                                                                      ---------------    ----------------

Total assets                                                                       $     149,038      $     42,213
                                                                                      ===============    ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                 $      11,104      $      1,358
  Accrued compensation                                                                     3,381             1,475
  Other accrued liabilities                                                                6,706               390
  Deferred revenue                                                                         8,950             4,017
  Current portion of long-term obligations                                                   344               119
                                                                                      ---------------    ----------------
    Total current liabilities                                                             30,485             7,359

Long-term liabilities:
  Long-term obligations, less current portion                                                238                49
  Long-term deferred revenue                                                                 121               535
                                                                                      ---------------    ----------------

    Total long-term liabilities                                                              359               584
                                                                                      ---------------    ----------------

    Total liabilities                                                                     30,844             7,943

Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.01 par value; 10,000,000 shares authorized, none issued
    and outstanding at March 31, 2001 and 2000                                                 -                 -
  Common stock, $.01 par value; 100,000,000 shares authorized, 69,386,443
    and 44,315,610 issued and outstanding at March 31, 2001 and 2000.                        694               443
  Notes receivable                                                                          (219)                -
  Deferred non-cash compensation                                                            (662)                -
  Additional paid-in capital                                                             193,321            92,242
  Accumulated deficit                                                                    (74,857)          (58,305)
  Accumulated translation gain                                                                35                 -
  Accumulated other comprehensive loss                                                      (118)             (110)
                                                                                      ---------------    ----------------
    Net stockholders' equity                                                             118,194            34,270
                                                                                      ---------------    ----------------
Total liabilities and stockholders' equity                                         $     149,038      $     42,213
                                                                                      ===============    ================

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FY 2001 Year End Earnings
Page 5
                                                             STARBASE CORPORATION
                                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (in thousands, except per share amounts)

                                                                              Three months ended               Year ended
                                                                                  March 31,                    March 31,
                                                                          ---------------------------  --------------------------
                                                                              2001          2000           2001          2000
                                                                          ------------- -------------- ------------- ------------
                                                                                 (Unaudited)                  (Unaudited)
     Revenues:
       License                                                           $   13,085    $    5,013     $    31,735   $   14,486
       Service                                                                3,529         1,180           9,905        3,046
                                                                          ------------- -------------  ------------- ------------
         Total revenues                                                      16,614         6,193          41,640       17,532

     Cost of Revenues:
       License                                                                  751           206           1,330        1,136
       Service                                                                1,523           565           4,560        1,480
       Amortization of intangibles                                            1,015             -           2,426            -
                                                                          ------------- -------------  ------------- ------------
         Total cost of revenues                                               3,289           771           8,316        2,616
                                                                          ------------- -------------  ------------- ------------

     Gross margin                                                            13,325         5,422          33,324       14,916

     Operating Expenses:
       Research and development                                               5,907         3,308          12,327        4,552
       Sales and marketing                                                    7,901         1,477          21,888        9,097
       General and administrative                                             2,026         1,148           7,231        3,898
       Non-cash stock based compensation                                        116           214           1,502          629
       In-process research and development                                    1,200         2,130           1,200        2,130
       Amortization of intangibles                                            2,813           228           6,686          377
                                                                          ------------- -------------  ------------- ------------
         Total operating expenses                                            19,963         8,505          50,834       20,683
                                                                          ------------- -------------  ------------- ------------

       Operating loss                                                        (6,638)       (3,083)        (17,510)      (5,767)

       Interest and other income (expense)                                      265           211             980           50
                                                                          ------------- -------------  ------------- ------------

     Loss before income taxes                                                (6,373)       (2,872)        (16,530)      (5,717)

       Provision for income taxes                                                 -             -              22            1
                                                                          ------------- -------------  ------------- ------------

     Net loss                                                                (6,373)       (2,872)        (16,552)      (5,718)

       Non-cash dividend and accretion of beneficial conversion feature           -             -               -          549
                                                                          ------------- -------------  ------------- ------------

     Net loss applicable to common stockholders                          $   (6,373)   $   (2,872)    $   (16,552)  $   (6,267)
                                                                          ============= =============  ============= ============

     Pro forma net income (loss) applicable to common stockholder        $      507    $     (300)    $    (3,002)  $   (3,131)
                                                                          ============= =============  ============= ============

     Per share data:
       Basic and diluted net loss per common share                       $    (0.11)   $    (0.07)    $     (0.34)  $    (0.19)
                                                                          ============= =============  ============= ============
     Pro forma per share data:

       Pro forma basic net income (loss) per common share                $     0.01    $    (0.01)    $     (0.06)  $    (0.09)
                                                                          ============= =============  ============= ============
       Pro forma diluted net income (loss) per common share              $     0.01    $    (0.01)    $     (0.06)  $    (0.09)
                                                                          ============= =============  ============= ============

       Basic weighted average common shares outstanding                      57,071        41,126         49,107       33,412
       Diluted weighted average common shares outstanding                    62,587        41,126         49,107       33,412
                                                                          ============= =============  ============= ============